UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : February 28, 2006

Union Pacific Corporation
(Exact Name of Registrant as Specified in its Charter)

Utah	1-6075	13-2626465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 544-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

On February 28, 2006, Union Pacific Corporation (the Company) received a letter from Philip F.

Anschutz, a director of the Company, indicating that he will not stand for re-election to the

Board of Directors of the Company at its Annual Meeting in 2006. In his letter, Mr. Anschutz also informed the Company that he will not stand for re-election to any of the boards of the public companies on which he currently serves as a director. The Company informed the Board of Directors of Mr. Anschutz’s decision on March 1, 2006.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2006

UNION PACIFIC CORPORATION

By:	/s/	J. Michael Hemmer
J. Michael Hemmer Senior Vice President – Law and General Counsel